Phase 1 Dataset September 2022 Exhibit 99.2

Forward Looking Statements This presentation has been prepared by TCR2 Therapeutics Inc. (“we,” “us,” or “our”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our clinical results and other future conditions. All statements, other than statements of historical facts, contained in this presentation, including express or implied statements regarding our expectations for the Phase 2 clinical trial of gavo-cel and the Phase 1/2 clinical trial of TC-510, including expected progress and timing of updates; our expectations for the safety and efficacy of, and enhancements to, gavo-cel, TC-510 and our other product candidates including compared to other T-cell therapy approaches; our expectations regarding the estimated patient populations and related market opportunities in gavo-cel’s, TC-510’s and our other product candidates’ targeted indications; our expectations regarding manufacturing of gavo-cel, TC-510 and our other product candidates, our expectations regarding our development programs and IND-enabling studies; our expectations regarding expansion opportunities for our TRuC platform; and our expectations regarding our financial position are forward-looking statements. These statements are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others: uncertainties inherent in clinical studies and in the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial will be predictive of the final results of a trial; the possibility that positive results from preclinical studies and correlative studies may not necessarily be predictive of the results of our planned clinical trials, including the Phase 2 clinical trial of gavo-cel and Phase 1/2 clinical trial of TC-510; the risk that the results from the Phase 2 clinical trial of gavo-cel and Phase 1/2 clinical trial of TC-510 will not support further development and marketing approval; the risk that we may be unable to gain approval of gavo-cel, TC-510 and our other product candidates on a timely basis, if at all; the risk that we have over-estimated the potential patient population for our product candidates, if approved; the risk that the current COVID-19 pandemic will impact our clinical trials and other operations; and the other risks set forth under the caption “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 22, 2022, as updated in our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the SEC on August 8, 2022, and in our future filings with the SEC available at the SEC’s website at www.sec.gov. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on any forward‐looking statements, which speak only as of the date they are made.  While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Agenda Phase 1 Key Takeaways | Garry Menzel, PhD Gavo-cel Phase 1 Data | Alfonso Quintás-Cardama, MD KOL: Gavo-cel Experience in the Clinic | Raffit Hassan, MD KOL: Standard of Care in Mesothelioma | Patrick Forde, MD Gavo-cel Phase 2 Trial Design | Garry Menzel, PhD Q&A

Phase 1 Key Takeaways

Efficacy Data

- 93% - Heavily pretreated patients that experienced tumor regression
- 77% - Disease Control Rate (DCR)
- New RECIST Responses in ovarian cancer (29% ORR), MPM (21% ORR)
- MPM: 5.6 PFS, 11.2 OS

Safety Data

- RP2D: manageable safety profile and reversible adverse events
- Most frequent Grade ≥ 3 AE: CRS in 15% of patients

Path Forward

- Ovarian Cancer: earlier focus due to encouraging early activity
- MPM: potential frontline setting if CPI combo improves durability of benefit
- NSCLC: expansion opportunity with new MSLN threshold

Baseline Established

Additional strategies in the Phase 2 clinical trial are designed to improve preliminary profile

✓ Combination with checkpoint inhibitors

✓ Redosing

✓ Earlier lines of therapy

4

DCR, Disease Control Rate; ORR, Overall Response Rate; PFS, Progression Free Survival; OS, Overall Survival; RP2D, Recommended Phase 2 Dose; AE, Adverse Event; CRS, Cytokine Release Syndrome; MPM, Malignant Pleural/Peritoneal Mesothelioma; CPI, Checkpoint Inhibitor; NSCLC, Non-Small Cell Lung Cancer; MSLN, Mesothelin

TCR² THERAPEUTICS

TRuCs Represent Advancement Upon Existing T Cell Therapies

TCR-T Cell
(T Cell Receptor)


Modified
TCRα and β
ε
δ
α
β
γ
ε
ζ
ζ

TRuC-T Cell
(T Cell Receptor Fusion Construct)


ε
δ
α
β
γ
ε
ζ
ζ

CAR-T Cell
(Chimeric Antigen Receptor)


Antibody
binder
Costimulatory
domain
ζ
ζ

- ✔ Utilizes Full TCR Complex Signaling
- ✔ HLA Independent

TCR² THERAPEUTICS

5

Preclinically, TRuCs Show Superiority Over CARs Superior Intratumoral Infiltration Superior Tumor Control vs. CAR-Ts Optimal Metabolic Profile for Enhanced Fitness Higher Gene Expression Associated with T Cell Activation and Migration Glucose uptake Mitochondrial load

Clinically, gavo-cel Has Shown Activity Where Others Have Failed Patients treated with anti-mesothelin CAR-T monotherapy 74 Total RECIST Responses reported 1 Patients evaluable treated with gavo-cel (TRuC-T cell) monotherapy 30 Total RECIST Responses reported 6 1Maus et al., 2013, Cancer Immunol. Res.; 2Beatty et al., 2014, Cancer Immunol. Res.; 3Hass et al., 2019, Mol. Therapy.; 4www.med.upenn.edu/cellicon2021/assets/user-content/documents/tanyi.pdf; 5Adusumilli et al., 2021, Cancer Discovery; 6Wang et al., 2021, Cell Mol. Immunol. First Anti-Mesothelin Cell Therapy to Demonstrate Tolerability and Clinical Benefit

gavo-cel Achieved Consistent Tumor Regression in 93% of Evaluable Patients 21/22 MPM 6/7 Ovarian 1/1 CHO Data Cutoff – September 9, 2022 MPM, Malignant Pleural/Peritoneal Mesothelioma; CHO, Cholangiocarcinoma ** CHO PR by Investigator Assessment * Tumor volume decrease based on best response assessed

Promising Signal in Platinum Refractory Ovarian Cancer Ovarian Highlights 6/7 patients experienced tumor regression 2/7 patients experienced RECIST partial responses Most recent RECIST response (Patient 33) is ongoing at month 4; experiencing continuous monthly improvement of radiological response Efficacy Data ORR: 29% (gavo-cel + LD) PFS: 5.8 months OS: 8.1 months Data Cutoff – September 9, 2022 -49 Month 1 Month 2 Month 3 ORR, Overall Response Rate; PFS, Progression Free Survival; OS, Overall Survival; LD, Lymphodepletion * Tumor volume decrease based on best response assessed

Patient 33 – Platinum Refractory Ovarian Cancer Partial Response (RECIST v1.1), Tumor Regression Deepened Over 3 Months (49%) 66-year-old female, High grade, Stage IV serous ovarian cancer TP53 mutated Total abdominal hysterectomy, bilateral salpingo-oophorectomy, omentectomy Carboplatin/paclitaxel Bevacizumab/Paclitaxel Bevacizumab maintenance Weekly Paclitaxel Enrolled in gavo-cel Clinical Trial Lymphodepletion with Flu/Cy gavo-cel at 1x108/m2 (RP2D) Week 4 16mm, 5cm3 Target Lesion 1 Lymph Node Week 8 13mm, 2.7cm3 Week 12 12mm, 2.1cm3 Target Lesion 2 Lymph Node Baseline 28mm, 18.5cm3 Week 4 20mm, 8.5cm3 Week 8 15mm, 4.3cm3 Week 12 13mm, 2.3cm3 Baseline 21mm, 14.9cm3 Days from gavo-cel infusion Change from baseline Diameters Volumes

Phase 1 Data Support a Path Forward as Mesothelioma Leader MPM Highlights 21/22 patients experienced tumor regression 5/22 patient partial responses by target lesion assessment; 4/22 experienced RECIST partial responses 1 patient experienced complete metabolic response Efficacy Data ORR: 21% (gavo-cel + LD) PFS: 5.6 months OS: 11.2 months ORR, Overall Response Rate; PFS, Progression Free Survival; OS, Overall Survival; LD, Lymphodepletion * Tumor volume decrease based on best response assessed Data Cutoff – September 9, 2022

Significant Potential Opportunity in Mesothelin-Expressing Solid Tumors Refs: Inaguma 2017, SEER Statistics, Morello 2016, Tozbikian 2014 ~215,000 Patients Across Multiple Target Indications NSCLC, Non-Small Cell Lung Cancer; ORR, Overall Response Rate 76% Mesothelioma Population: 1,800 Orphan Drug Designation 4 RECIST Partial Responses 21/22 Tumor Regression ORR 21% 31% NSCLC Population: 62,600 50% Cholangiocarcinoma Population: 4,000 Orphan Drug Designation 1 Partial Response (by Investigator Assessment) 1/1 Tumor Regression 58% Ovarian Cancer Population: 12,400 2 RECIST Partial Responses 6/7 Tumor Regression ORR 29% 30% 36% 66% 40% 20% 55% Esophageal Cancer Population: 5,000 Triple Negative Breast Cancer Population: 15,000 Pancreatic Cancer Population: 38,000 Gastric Cancer Population: 11,000 Endometrial Cancer Population: 13,000 Colorectal Cancer Population: 81,000 Percent of Patients with Mesothelin Surface Expression

Phase 2 Modifications Aim to Further Improve Outcomes and Patient Access  01 02 03 Better Clinical Responses and Persistence CPI Combination Increasing Depth and Duration of Response Redosing Improved Immune Health Limit Prior Lines of Therapy Ovarian Cancer + Mesothelioma 04 Increased Patient Eligibility New Mesothelin Threshold NSCLC + Cholangiocarcinoma NSCLC, Non-Small Cell Lung Cancer

Phase 1 Data

gavo-cel Phase 1 Trial in MSLN+ Solid Tumors LD, Lymphodepletion; RP2D, Recommended Phase 2 Dose; MPM, Malignant Pleural/Peritoneal Mesothelioma; NSCLC, Non-Small Cell Lung Cancer RP2D Phase 1: Dose Finding (‒ LD) Cohorts = 1 patient (+ LD) Cohorts = 3 patients Dose Level 1 (+ LD) Dose Level 0 (- LD) 1 Dose Level 3 (+ LD) Dose Level 2 (- LD) 2 Dose Level 5 (+ LD) Dose Level 4 (- LD) 3 Dose Level 7 (+ LD) Dose Level 6 (- LD) 4 (5x107 cells/m2) (1x108 cells/m2) (5x108 cells/m2) (1x109 cells/m2) Lymphodepletion (LD) Fludarabine: 30 mg/m2 x4d Cyclophosphamide: 600 mg/m2 x3d Mesothelin Expression IHC assay Central lab (Roche/Ventana) Cut-off: ≥50% 2+/3+ Indications MPM Ovarian cancer NSCLC Cholangiocarcinoma Phase 1 Objective: Determine RP2D

Patient Tumor Characteristics Dose Level (gavo-cel dose) No. Patients DL 0 (no LD) 5x107/m2 n=1 DL 1 5x107/m2 n=8 DL 2 (no LD) 1x108/m2 n=1 DL 3 1x108/m2 n=13 DL 3.5 3x108/m2 n=5 DL 4 (no LD) 5x108/m2 n=1 DL 5 5x108/m2 n=3 Overall n=32 (%) Age, Median (Range) 61 70 (36-84) 46 59 (28-70) 63 (43-69) 67 52 (37-66) 63 (28-84) Diagnosis 1 MPM 7 MPM 1 Ovarian 1 MPM 6 MPM, 6 Ovarian 1 Cholangio 4 MPM, 1 Ovarian 1 MPM 3 MPM 23 MPM 8 Ovarian 1 Cholangio MSLN 2+/3+ 90 72 (55-100) 90 70 (50-95) 75 (50-92) 60 65 (65-73) 70 (50-100) Median No. Prior Rx 8 5 9 5 7 7 4 5 (1-13) Prior ICI, n (%) 1 (100) 6 (75) 1 (100) 6 (46) 4 (80) 1 (100) 2 (66) 21 (66) Prior Anti-MSLN Therapy, n (%) 1 (100) 1 (13) 1 (100) 1 (8) 2 (40) 0 1 (33) 6 (19) Bridging Therapy, n (%) 0 6 (75) 0 12 (92) 5 (100) 1 (100) 1 (33) 25 (78) Data Cutoff – September 9, 2022 RP2D DL, Dose Level; RP2D, Recommended Phase 2 Dose; MSLN, Mesothelin; ICI, Immune Checkpoint Inhibitors; MPM, MPM, Malignant Pleural/Peritoneal Mesothelioma; Cholangio, Cholangiocarcinoma

# Grade ≥3 Treatment Emergent Adverse Events

| Adverse Event | DL 0 (no LD) $5x10^7/m^2$ n=1 (%) | DL 1 $5x10^7/m^2$ n=8 (%) | DL 2 (no LD) $1x10^8/m^2$ n=1 (%) | RP2D DL 3 $1x10^8/m^2$ n=13 (%) | DL 3.5 $3x10^8/m^2$ n=5 | DL 4 (no LD) $5x10^8/m^2$ n=1 (%) | DL 5 $5x10^8/m^2$ n=3 (%) | Overall n=32 (%) |
|---|---|---|---|---|---|---|---|---|
| *Hematologic* | | | | | | | | |
| Lymphopenia | 0 | 8 (100) | 0 | 13 (100) | 5 (100) | 0 | 3 (100) | 29 (91) |
| Neutropenia | 1 (100) | 8 (100) | 0 | 13 (100) | 5 (100) | 1 (100) | 3 (100) | 31 (97) |
| Thrombocytopenia | 0 | 2 (25) | 0 | 2 (15) | 1 (20) | 0 | 2 (67) | 7 (22) |
| *On Target / On Tumor* | | | | | | | | |
| CRS | 0 | 2 (25) | 0 | 2 (15) | 1 (20) | 0 | 3 (100) | 8 (25) |
| HLH/ MAS | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Neurotoxicity | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| *On Target / Off Tumor* | | | | | | | | |
| Pericarditis / Pericardial effusion | 0 | 0 | 0 | 0 | 1 (20) | 0 | 0 | 1 (3) |
| Pleuritis / Pleural effusion | 0 | 0 | 0 | 1 (8) | 1 (20) | 0 | 0 | 2 (6) |
| Peritonitis / Ascites | 0 | 0 | 0 | 1 (8) | 0 | 0 | 0 | 1 (3) |
| *Other* | | | | | | | | |
| Pneumonitis | 0 | 1 (13)* | *0 | 0 | 3 (60) | 0 | 1 (33) | 5 (16) |
| Sepsis | 0 | 1 (13) | 0 | 0 | 0 | 0 | 0 | 1 (3) |
| Hemorrhage | 0 | 0 | 0 | 0 | 0 | 0 | 1 (33)* | 1 (3) |

*Dose Limiting Toxicity

Data Cutoff – September 9, 2022

DL, Dose Level; LD, Lymphodepletion; RP2D, Recommended Phase 2 Dose; HLH, Hemophagocytic Lymphohistiocytosis; MAS, Macrophage Activation Syndrome

17

TCR2 THERAPEUTICS

Consistent Tumor Regression in Patients with gavo-cel

Tumor Regression in 93% of Patients, Disease Control Rate 77%



Change in Target Lesions from Baseline (%)
48
26
OVA
MPM
-4 -4 -5 -5 -6 -8 -8 -9 -10 -10 -11 -12 -13 -16 -18 -20 -21 -22 -25 -25 -39 -49 -56 -61 -64 -66 -67 -80
DL0 (5x10⁷/m²)
DL1 (5x10⁷/m², + LD)
DL2 (1x10⁸/m²)
DL3 (1x10⁸/m², + LD)
DL3.5 (3x10⁸/m²,+ LD)
DL4 (5x10⁸/m²)
DL5 (5x10⁸/m², + LD)
10 29 30 28 7 27 32 19 34 9 11 21 25 16 12 20 18 1 31 6 8 13 22 33 14 5 3 15 2 4
Patients

* Tumor volume decrease based on best response assessed

Data Cutoff – September 9, 2022

Blinded Independent Central Review

	All	gavo-cel + LD
ORR	20%	22%
MPM ORR	18%	21%
Ovarian ORR	29%	29%

DCR = PR or SD lasting at least 3 months

18

DL, Dose Level; LD, Lymphodepletion; DCR, Disease Control Rate; ORR, Overall Response Rate; PR, Partial Response; SD, Stable Disease

Patient Response and Follow-up as of September 9th, 2022 Months Patients alive  at 6 months *   70% Patients alive at 1 year *   31% Patients alive as of cutoff 12 Data Cutoff – September 9, 2022 *Kaplan-Meier survival estimates ** CHO PR by Investigator Assessment CHO, Cholangiocarcinoma; SD, Stable Disease; PR, Partial Response; CR, Complete Response; PD, Progressive Disease; FU, Follow-Up

Survival in Mesothelioma ORR 21%, PFS 5.6 Months, OS 11.2 Months Benchmarks in Second Line Post Platinum-Based Therapy Fennell et al Phase 2 VIM Study. ASCO 2021 Popat et al Phase 3 PROMISE-meso Study. Ann Oncol 2020 Fennell et al Phase 3 CONFIRM Study. Lancet Oncol 2021 Study n ORR (%) PFS (mo) OS (mo) Vinorelbine vs Supportive Care1 98 3.1 4.2 9.3 56 1.8 2.8 9.1 Pembrolizumab vs Vinorelbine or Gemcitabine2 73 22 2.5 10.7 71 6 3.4 12.4 Nivolumab vs Placebo3 221 11 3 10.2 111 1 1.8 6.9 Data Cutoff – September 9, 2022 Overall Survival Median 11.2 months Progression Free Survival Median 5.6 months ORR, Overall Response Rate; PFS, Progression Free Survival; OS, Overall Survival

Survival in Ovarian Cancer after gavo-cel Infusion ORR 29%, PFS 5.8 Months, OS 8.1 Months Median 8.1 months Median 5.8 months Progression Free Survival Overall Survival -49 DL1 (5x107/m2, + LD) DL3 (1x108/m2, + LD) ORR, Overall Response Rate; PFS, Progression Free Survival; OS, Overall Survival; DL, Dose Level; LD, Lymphodepletion * Tumor volume decrease based on best response assessed Data Cutoff – September 9, 2022

Patient 5 – Platinum Refractory Ovarian Cancer Partial Response (RECIST v1.1), Tumor Regression (61%) 70-year-old female High grade, Stage IV serous ovarian cancer TP53R248Q, CCNE1 amplified, wild type BRCA1/2 Failed 6 prior lines of chemotherapy Enrolled in gavo-cel Clinical Trial Lymphodepletion with Flu/Cy gavo-cel at 5x107/m2 (Dose Level 1) Week 4 14mm, 4cm3 Target Lesion 1 Lymph Node Week 12 10mm, 2.3cm3 Week 24 9mm, 1.3cm3 Target Lesion 2 Lymph Node Baseline 19mm, 7.6cm3 Week 4 14mm, 3.3cm3 Week 12 9mm, 2.9cm3 Week 24 10mm, 1.7cm3 Baseline 27mm, 24cm3 Week 24 19mm New Lesion Lymph Node Days from gavo-cel infusion Change from baseline Diameters Volumes gavo-cel Displayed Dose-Dependent Expansion and Cytokine Release Peak Expansion Peak IFN-�� Peak IL-6 Data Cutoff – September 9, 2022

Intratumor Infiltration and Persistence Greater Than in Blood

TRuC-T Cell Migration and Infiltration Evident from Serous Effusions



Patient #7
MPM, SD
gavo-cel copies/mg gDNA
50000
40000
30000
20000
10000
0
Day 10
Day 10
Peak
Day 21
Blood
Effusion



Patient 14
CHO, PR
gavo-cel copies/mg gDNA
25000
20000
15000
10000
5000
0
Day 16
Peak
Day 7
Day 21
Blood
Effusion

Analysis performed in a subset of patients (n=6); all analyzable samples showed detectable levels of gavo-cel, but not all showed increased expansion at disease sites transgene copies/µg DNA
serosal effusion
peripheral blood
peritoneal nodule
day 10
day 10
day 16
day 21
day 64
day 57
day 76
day 43
day 58
day 56
day 70
day 86 - Undetectable
day 35
day 27 - Undetectable

	7	14	15	20	27	27	2
Diagnosis	MPM	CHO	MPM	MPM	Ovarian		MPM
Response	SD	PR*	PR	SD	SD		PR

Data Cutoff – September 9, 2022

* PR by Investigator Assessment

MPM: Malignant Pleural/Peritoneal Mesothelioma; CHO: Cholangiocarcinoma; PR: Partial Response; SD: Stable Disease

24

gavo-cel: SMRP and MPF Data vs. Best Target Lesion Response Patients with baseline levels of SMRP in normal range were excluded *CHO PR by Investigator Assessment SMRP -24.5 -23.3 -20.8 -3.8 -19.4 -15.5 -5.3 -3.7 -9.1 -17.9 -10.9 -9.6 -39.4 -49.0 -10.4 -3.8 -5.0 -67.4 -65.7 -79.5 -11.8 48.4 Best target lesion response 26.2 -63.6 MPF -25.0 -23.3 -20.8 -5.0 -19.4 -15.5 -49.0 -10.9 -9.1 -17.9 -3.7 -9.6 -39.4 -63.6 -10.4 -3.8 -3.8 -67.4 -65.7 -79.5 -11.8 48.4 -12.7 -53.6 -60.9 -24.5 Best target lesion response 26.2 -5.3 * SMRP, Soluble Mesothelin-Related Peptides; MPF, Megakaryocyte Potentiating Factor; PR, Partial Response; SD, Stable Disease; PD, Progressive Disease; CHO, Cholangiocarcinoma Data Cutoff – September 9, 2022

Phase 2 Trial Trial Modifications & Design

Clinical Activity At or Below gavo-cel RP2D Manageable safety profile Clinical activity at ≤RP2D in 3/3 tumor indications 5 RECIST PRs Multiple patients near 30% tumor regression DL0 (5x107/m2) DL1 (5x107/m2, + LD) DL2 (1x108/m2) DL3 (1x108/m2, + LD) DL, Dose Level; LD, Lymphodepletion; RP2D, Recommended Phase 2 Dose; PR, Partial Response * Tumor volume decrease based on best response assessed Data Cutoff – September 9, 2022

Phase 2 Incorporates Four Changes Aiming to Boost Patient Outcomes Durability and Persistence Checkpoint Inhibitor Combinations 3 Limit Prior Lines of Therapy ≤5 4 Broadening Patient Access Increased Patient Eligibility with New MSLN Threshold for NSCLC and Cholangiocarcinoma 1 Redosing (LD + gavo-cel) 2 MSLN, Mesothelin, NSCLC, Non-Small Cell Lung Cancer; LD, Lymphodepletion

Phase 2 Expansion Cohorts in MSLN+ Solid Tumors

PATIENT POPULATION: ≤5 PRIOR LINES OF THERAPY

RP2D $1x10^8$ cells/m^2

Cohort	Randomization	n	Treatment
Ovarian Cancer		n=20	gavo-cel + nivolumab
MPM	Randomization (1:1:1)	n=15 / n=10	gavo-cel
MPM	Randomization (1:1:1)	n=15 / n=10	gavo-cel + nivolumab
MPM	Randomization (1:1:1)	n=15 / n=10	gavo-cel + nivolumab + ipilumumab
NSCLC		n=20	gavo-cel + nivolumab
Cholangio		n=20	gavo-cel + nivolumab

Futility analysis near midpoint in each MPM arm

In Collaboration with Bristol Myers Squibb™

Key Objectives
- Primary: ORR (RECIST v1.1), DCR (ORR+SD)
- Secondary: PFS, OS

Mesothelin Expression
- MPM, Ovarian: ≥50%, 2+/3+
- NSCLC, Cholangio: ≥50%, 1+/2+/3+

Retreatment
- Patient with a confirmed response (i.e. PR or CR) and then exhibits symptoms or signs of PD
- Patients with SD for at least 8 weeks

LD, Lymphodepletion; CPI, Checkpoint Inhibitor; RP2D, Recommended Phase 2 dose; MPM, Malignant Pleural/Peritoneal Mesothelioma; NSCLC, Non-Small Cell Lung Cancer; Cholangio, Cholangiocarcinoma

29

TCR² THERAPEUTICS

Increase in Patient Eligibility with New MSLN Threshold Data based on internal analysis in September 2022 MSLN Threshold Comparison Non-Small Cell Lung Cancer patients eligible for therapy based on Phase 2 threshold 29% Cholangiocarcinoma patients eligible for therapy based on Phase 2 threshold 16% New Threshold: ≥50% tumor cells irrespective of MSLN intensity (1+/2+/3+) MSLN, Mesothelin

Redosing Allowed from 12 Weeks, Could Deepen Patient Responses

Based on gavo-cel Phase 1 manufacturing experience:

100% Patients had 2 doses from one manufacturing run

97% Patients had 3 doses from one manufacturing run

46% Patients eligible for a redosing based on Phase 2 protocols


CRISPR THERAPEUTICS
DL2/DL3
DL3
DL3.5
DL3
DL3.5/DL4
DL3
DL4
DL3.5
DL4
DL4
DL3.5
DL3
DL4
DL2
DL3
DL4
DL4
DL4
DL3
DL3.5
DL2
DL3.5
DL4
All patients in complete response at 6 months remain clinically well without receiving any systemic anticancer therapy other than CTX110
CR
PR
SD
PD
Re-dose
Death due to disease progression
Other death
Data as of August 26, 2021
0
2
4
6
8
10
12
14
16
18
20
Time from first CTX110 infusion (months)

CRISPR Highlights:

- Evaluated safety and efficacy of CTX110 with the option of as second consolidation dose in aggressive 2L+ LBCL; n=29
- Option for 2nd CTX110 infusion with LD following disease progression
- 5 out of 8 patients receiving a second dose saw an improved response

Source: CRISPR public materials, Trial: NCT04035434 (CARBON)

LD, Lymphodepletion

31

TCR² THERAPEUTICS

CPIs Expected to Improve Activity of TRuC-T Cells

Immunoinhibitory Mechanisms May Play A Role in Resistance

Patient #3 – MPM

64% Target Lesion Regression

Patient #21 – MPM

10% Target Lesion Regression



Baseline
Post-tx (wk8)
PanCK CD3 CD155
PanCK CD68 PD-L1
PanCK CD3 CD155
PanCK CD68 PD-L1

PanCK = tumor marker; CD3 = T cell marker; CD68 = TAM marker; CD155 = TIGIT ligand; PD-L1 = PD-1 ligand

Multiparameter immunofluorescence assay performed using MultiOmxy™ (Neogenomics)

MPM, Malignant Pleural/Peritoneal Mesothelioma; CPI, Checkpoint Inhibitor

32

Refocused Pipeline to Deliver Near-Term Clinical Data MSLN, Mesothelin; MPM, Malignant Pleural/Peritoneal Mesothelioma; NSCLC, Non-Small Cell Lung Cancer; TNBC, Triple Negative Breast Cancer; RCC, Renal Cell Carcinoma; AML, Acute Myeloid Leukemia

Q&A